GlobalTech Holdings, Inc.

INCORPORATED UNDER THE STATE OF NEVADA
250,000,000 SHARES COMMON STOCK AUTHORIZED, $0.001 PAR VALUE

NUMBER

SHARES

CUSIP 37948L209

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

GlobalTech Holdings, Inc.

transferable on the books of the corporation in person or by duly authorized attorney of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws fo the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

GLOBALTECH HOLDINGS, INC.
CORPORATE SEAL
NEVADA

PRESIDENT

SECRETARY

COUNTERSIGNED:
PACIFIC STOCK TRANSFER COMPANY
Las Vegas, Nevada

BY: ____________
Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(Please print or typewrite name and address including postal zip code of assignee)

____

____________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____

Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ____________________

X ____________________

NOTICE: The signature to this assignment must correspond with the name as it is written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever. The signature must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions.)

Signature(s) Guaranteed:

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